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                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the incorporation by reference in the Registration Statement on Form S-8 of our report dated February 14, 1997 on the financial statements of Steven Madden, Ltd. included in the 1996 Annual Report on Form 10-KSB.


   New York, New York
   March 28, 1997